UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9391

THE FORESTER FUNDS, INC.

(Exact name of registrant as specified in charter)

100 Field Drive

Lake Forest, Illinois  60045

(Address of principal executive offices)

(Zip code)

Thomas H. Forester

Forester Capital Management, Ltd.

100 Field Drive

Lake Forest, Illinois 60045

(Name and address of agent for service)

Registrant's telephone number, including area code: (224) 544-5123

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Forester Value Fund

ANNUAL REPORT

MARCH 31, 2011

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

FORESTER VALUE FUND

Letter to Shareholders

Dear Fellow Shareholder:

We are pleased to have had another positive year in 2010 as the Federal Reserve continued to print money and bolster the equity markets.  We prefer to see solid markets underpinned by increasing corporate earnings, consumer income growth and strong balance sheets of companies, consumers and governments.  For calendar 2010 the Forester Value Fund returned 4.7% versus 15.1% for the S&P 500.  For the fiscal year ended March 31, 2011, the Value Fund returned 5.2% versus 15.6% for the S&P 500.  Since inception (9/10/99), the Value Fund has returned 5.5% annualized while the S&P 500 has returned 1.7% annualized.

This past year saw economic growth, albeit modest, return to the US.  In addition to Federal Reserve printing, the federal government ran a deficit of around 10% to stimulate a soft economy.  This was due to a softening economy mid-year and weakening southern Europe, namely Greece.  The money printing has caused the US dollar to decline in value.  This has caused global commodities that are priced to US dollars to increase, such as oil, copper and gold.

Oil ran from around $80 per barrel in March, 2010 to almost $110 by March, 2011.

ConocoPhillips was a prime beneficiary of the oil price increase.  Conoco has been adjusting its portfolio to focus more on oil weighted E&P projects and reduce refining exposure.  This was a good move over the past year as oil prices outperformed natural gas prices. Additionally, the company exited its underperforming Lukoil investment in Russia and other non core assets, using the proceeds to repurchased shares, reduce debt and increase the dividend.  The company received better valuations than expected and increased share repurchases throughout the year, which were positive catalysts for the stock.

United Healthcare (UNH) had a very nice 2010 and returned around 40% for the fiscal year ending March, 2011.  UNH is the largest US health insurer.  Now that the US healthcare bill is signed into law, much of the uncertainty surrounding the impact on health insurers is gone.  Investors have become much more comfortable that UNH can successfully manage that impact and continue to grow earnings.  Both UNH’s earnings and its multiple have increased and stock turned in a strong performance.

Going forward we are concerned that the government’s 10% fiscal deficit and the Fed printing money are not sustainable.  To date, the economy has not shown its ability to stand on its own without the stimulus.  So we are cautious until it appears that the economy is self sustaining.

Europe is once again showing signs of stress.  After bailouts of Greece, Ireland and Portugal, there are concerns that Greece may need more help which may lead to another round Euro weakness.

We will continue buying good stocks with exceptional appreciation potential.  We believe that if we are patient, this should lead to outsized investment returns over the longer term.  We believe that we are well positioned for this environment.

Thank you for investing with us.

Best wishes,

Thomas H. Forester, President

FORESTER FUNDS

THE FORESTER VALUE FUND RETURNS

MARCH 31, 2011 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class N	5.15%	4.48%	5.53%	$18,640
Forester Value Fund Class I	5.44%	N/A	12.28%	$12,334
Forester Value Fund Class R	N/A	N/A	2.71%	$10,271
S&P 500 Stock Index	15.65%	2.63%	1.66%	$12,102

The chart assumes an initial gross investment of $10,000 made on 9/10/99 for Class N and S&P 500 Stock Index (Class N inception).  The chart assumes an initial gross investment of $10,000 made on 6/5/09 for Class I (Class I inception).  The chart assumes an initial gross investment of $10,000 made on 12/29/10 for Class R (Class R inception).  Class R is not show in the graph above due to limited data.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2011 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Forester Value Fund
	Schedule of Investments
	March 31, 2011

Shares		Value

COMMON STOCKS - 80.67%

Basic Material - 2.50%
24,450	Mosaic Co.	$ 1,925,437
32,500	Newmont Mining Corp.	1,773,850
		3,699,287
Consumer Discretionary - 6.50%
69,150	Best Buy Company, Inc.	1,985,988
166,100	Newell Rubbermaid, Inc.	3,177,493
42,900	Target Corp.	2,145,429
23,200	V.F. Corp.	2,285,896
		9,594,806
Consumer Staples - 17.62%
171,550	Altria Group, Inc.	4,465,447
103,480	CVS Caremark Corp.	3,551,434
45,000	Kimberly Clark Corp.	2,937,150
108,672	Kraft Foods, Inc.	3,407,954
125,700	Kroger Co.	3,013,029
51,000	Molson Coors Brewing Co. Class B	2,391,390
45,200	Ralcorp Holdings, Inc. *	3,093,036
60,900	Wal-Mart Stores, Inc.	3,169,845
		26,029,285
Energy - 10.32%
45,460	Chevron Corp.	4,886,495
45,820	ConocoPhillips	3,659,185
14,000	Devon Energy Corp.	1,284,780
79,100	Marathon Oil Corp.	4,216,821
15,400	Transocean Ltd. *	1,200,430
		15,247,711
Financial Services - 7.89%
52,640	Allstate Corp.	1,672,899
60,330	Aon Corp.	3,195,077
71,170	Travelers Companies, Inc.	4,233,192
96,710	US Bancorp, Inc.	2,556,045
		11,657,213
Health Care - 13.06%
53,700	Amgen Corp. *	2,870,265
139,700	Bristol Myers Squibb Co.	3,692,271
49,600	Johnson & Johnson, Inc.	2,938,800
51,150	Eli Lilly & Co.	1,798,945
71,391	Merck & Co., Inc.	2,356,617
120,954	Pfizer, Inc.	2,456,576
70,280	Unitedhealth Group, Inc.	3,176,656
		19,290,130
Industrial Goods - 7.37%
40,470	3M Co.	3,783,945
40,970	General Dynamics Corp.	3,136,663
66,270	Honeywell International, Inc.	3,956,982
		10,877,590
Technology - 9.29%
74,900	Hewlett-Packard Co.	3,068,653
22,280	International Business Machines Corp.	3,633,200
141,600	Microsoft Corp.	3,595,224
46,890	Oracle Corp.	1,567,650
100,300	Symantec Corp. *	1,859,562
		13,724,289
Telecommunications - 1.59%
76,900	American Telephone & Telegraph, Inc.	2,353,909

Utilities - 4.53%
77,660	American Electric Power Co, Inc.	2,728,972
22,860	Sempra Energy	1,223,010
146,000	Teco Energy, Inc.	2,738,960
		6,690,942

TOTAL FOR COMMON STOCKS (Cost $98,235,587) - 80.67%		119,165,162

PUT OPTIONS - 0.21%

Underlying Security
Expiration Date/Exercise Price

Shares Subject to Put

	S&P 100 Index *
60,000	April 2011 Put @ 570.00	102,000

	S&P 100 Index *
40,000	May 2011 Put @ 560.00	206,000

TOTAL FOR PUT OPTIONS (Premiums Paid $578,000) - 0.21%		308,000

SHORT TERM INVESTMENTS - 19.08%
28,185,456	Fidelity Institutional Treasury 0.01% ** (Cost $28,185,456)	28,185,456

TOTAL INVESTMENTS (Cost $126,999,043) - 99.96%		147,658,618

ASSETS IN EXCESS OF OTHER LIABILITIES - 0.04%		54,730

NET ASSETS - 100.00%		$147,713,348

* Non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2011.
The accompanying notes are an integral part of these financial statements.

* Non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2011.
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.
These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available,representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of March 31, 2011, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 119,165,162	$ -	$ -	$ 119,165,162
Put Options	308,000	-	-	308,000
Short-Term Investments:
Fidelity Institutional Treasury	28,185,456	-	-	28,185,456
	$ 147,658,618	$ -	$ -	$ 147,658,618

Forester Value Fund
Statement of Assets and Liabilities
March 31, 2011

Assets:
Investments in Securities, at Value (Cost $126,999,043)	$ 147,658,618
Cash	1,000
Receivables:
Shareholder Subscriptions	89,360
Dividends and Interest	269,204
Total Assets	148,018,182
Liabilities:
Shareholder Redemptions	152,260
Due to Advisor	109,928
Accrued Administrative Fees	13,515
Accrued Distribution Fees	29,131
Total Liabilities	304,834
Net Assets	$ 147,713,348

Net Assets Consist of:
Paid In Capital	$ 130,608,706
Accumulated Undistributed Net Investment Income	106,927
Accumulated Realized Loss on Investments	(3,661,859)
Unrealized Appreciation in Value of Investments	20,659,574
Net Assets, for 11,892,163 Shares Outstanding	$ 147,713,348

Class I Shares:
Net Assets	$ 8,371,968
Shares outstanding (250,000,000 shares authorized with $.001 par value)	664,341
Net asset value, offering price, and redemption price per share	$ 12.60

Class N Shares:
Net Assets	$ 139,012,256
Shares outstanding (250,000,000 shares authorized with $.001 par value)	11,201,511
Net asset value, offering price, and redemption price per share	$ 12.41

Class R Shares:
Net Assets	$ 329,124
Shares outstanding (250,000,000 shares authorized with $.001 par value)	26,311
Net asset value, offering price, and redemption price per share	$ 12.51

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statement of Operations
For the year ended March 31, 2011

Investment Income:
Dividends	$ 2,703,653
Interest	2,711
Total Investment Income	2,706,364

Expenses:
Advisory Fees (Note 3)	1,112,728
Distribution (12b-1) Fees (Class N - $301,926; Class R - $128)	302,054
Administration Fees (Class I - $4,230; Class N - $133,091; Class R - $28)	137,349
Total Expenses	1,552,131

Net Investment Income	1,154,233

Realized and Unrealized Gain (Loss) on Investments and Options:
Realized Gain (Loss) on:
Investments	2,806,525
Capital Gain Distribution from Investment Company	966
Options	(5,541,463)
(2,733,972)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	9,481,905
Options	(222,900)
9,259,005

Net Realized and Unrealized Gain on Investments and Options	6,525,033

Net Increase in Net Assets Resulting from Operations	$ 7,679,266

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statements of Changes in Net Assets

	Years Ended
	3/31/2011	3/31/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 1,154,233	$ 1,064,409
Net Realized Gain (Loss) on Investments and Options	(2,733,972)	1,526,479
Unrealized Appreciation on Investments	9,259,005	19,929,984
Net Increase in Net Assets Resulting from Operations	7,679,266	22,520,872

Distributions to Shareholders: (Note 7)
Net Investment Income:
Class I Shares	(28,700)	(4,313)
Class N Shares	(1,025,001)	(1,109,116)
Class R Shares	-	-
Total Distributions Paid to Shareholders	(1,053,701)	(1,113,429)

Capital Share Transactions (Note 6)	40,121,034	17,579,697

Total Increase	46,746,599	38,987,140

Net Assets:
Beginning of Period	100,966,749	61,979,609

End of Period (Including Undistributed Net Investment Income of $106,927
and $352,195, respectively)	$ 147,713,348	$ 100,966,749

The accompanying notes are an integral part of these financial statements.

Forester Value Fund - Class I
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year	Period
	Ended	Ended
	3/31/2011	3/31/2010*

Net Asset Value, at Beginning of Period	$ 12.00	$ 10.31

Income From Investment Operations:
Net Investment Income **	0.15	0.14
Net Gain (Loss) on Securities (Realized and Unrealized)	0.50	1.61
Total from Investment Operations	0.65	1.75

Distributions:
Net Investment Income	(0.05)	(0.06)
Realized Gains	-	-
Total from Distributions	(0.05)	(0.06)

Net Asset Value, at End of Year	$ 12.60	$ 12.00

Total Return ***	5.44%	16.98%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 8,372	$ 1,178
Ratio of Expenses to Average Net Assets****	0.99%	0.98%
Ratio of Net Investment Income to Average Net Assets****	1.20%	1.52%
Portfolio Turnover	28.99%	36.90%

* For the Period June 5, 2009 (commencement of investment operations) through March 31, 2010.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
****Annualized for period less than one year.
The accompanying notes are an integral part of these financial statements.

Forester Value Fund - Class N
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	3/31/2011	3/31/2010	3/31/2009	3/31/2008	3/31/2007

Net Asset Value, at Beginning of Period	$ 11.89	$ 9.07	$ 10.67	$ 11.60	$ 11.26

Income From Investment Operations:
Net Investment Income *	0.11	0.13	0.20	0.15	0.16
Net Gain (Loss) on Securities (Realized and Unrealized)	0.50	2.82	(1.09)	(0.82)	0.25
Total from Investment Operations	0.61	2.95	(0.89)	(0.67)	0.41

Distributions:
Net Investment Income	(0.09)	(0.13)	(0.04)	(0.26)	(0.07)
Realized Gains	-	-	(0.67)	-	-
Total from Distributions	(0.09)	(0.13)	(0.71)	(0.26)	(0.07)

Net Asset Value, at End of Year	$ 12.41	$ 11.89	$ 9.07	$ 10.67	$ 11.60

Total Return **	5.15%	32.58%	(8.67)%	(5.77)%	3.65%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 139,012	$ 99,789	$ 61,980	$ 1,927	$ 3,657
Ratio of Expenses to Average Net Assets	1.25%	1.27%	1.35%	1.35%	1.35%
Ratio of Net Investment Income to Average Net Assets	0.91%	1.23%	2.02%	1.34%	1.43%
Portfolio Turnover	28.99%	36.90%	269.29%	78.22%	64.98%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

Forester Value Fund - Class R
Financial Highlights
Selected data for a share outstanding throughout the period.

Period
Ended
3/31/2011*

Net Asset Value, at Beginning of Period	$ 12.18

Income From Investment Operations:
Net Investment Income **	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	0.29
Total from Investment Operations	0.33

Distributions:
Net Investment Income	-
Realized Gains	-
Total from Distributions	-

Net Asset Value, at End of Year	$ 12.51

Total Return ***	2.71%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 329
Ratio of Expenses to Average Net Assets****	1.45%
Ratio of Net Investment Income to Average Net Assets****	1.14%
Portfolio Turnover	28.99%

* For the Period December 29, 2010 (commencement of investment operations) through March 31, 2011.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
****Annualized
The accompanying notes are an integral part of these financial statements.

The Forester Value Fund

Notes to Financial Statements

March 31, 2011

1.) ORGANIZATION

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares:   The Forester Value Fund and The Forester Discovery Fund.  The Forester Value Fund currently offers three classes of shares, Class I shares, Class N shares and Class R shares. The Company was incorporated as a Maryland corporation on April 7, 1999. The accompanying financial statements are those of the Forester Value Fund (the "Fund").  The Fund commenced operations on September 10, 1999.

The objective of the Fund is to seek long-term growth of capital.

2.) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:00 p.m. Eastern time, or in the absence of recorded sales, at the readily available closing bid price on such exchanges or such System.   Unlisted securities that are not included in such System are valued at the quoted bid price in the over-the-counter-market.   Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.  Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

Fair Value Pricing - The Board of Directors has delegated to Forester Capital Management, Inc. (the “Advisor”) the responsibility for determining the value of Fund portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the vast majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculate its NAV as of the time those exchanges close.  The Fund typically does not invest in securities on foreign exchanges or in illiquid or restricted securities. Accordingly, there may be very limited circumstances under which the Fund would ever hold a security that would need to be fair value priced.  Examples of when it would be likely that a portfolio security would require fair value pricing include but are not limited to:  if the exchange on which a portfolio security traded were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities' exchange had closed but before the Fund's NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available. Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund's NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which are distributed to shareholders.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2008-2011, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the period ended March 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Security Transactions, Investment Income and Distributions to Shareholders - As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold).   Interest income is recorded on the accrual basis.   Bond premiums and discounts are amortized in accordance with Federal income tax regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Use of Estimates in Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.   Actual results could differ from those estimates and assumptions.

Short Sales - The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Option Writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Derivatives - The Fund adopted FASB Accounting Standards Codification guidance regarding "Disclosures about Derivative Instruments and Hedging Activities" effective January 1, 2009. This guidance requires  enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  See Note 5 for additional disclosures on derivative investments at March 31, 2011.

Subsequent Event - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

3.) TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement - For the year ended March 31, 2011, Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund.  The Advisor received a management fee of 0.89% of the Fund’s average daily net assets for Class I, Class N and Class R. Class R commenced investment operations December 29, 2010. For the year ended March 31, 2011, the Fund paid the Advisor a management fee of $37,644 for Class I, $1,074,857 for Class N, and $227 for Class R for the period December 29, 2010 through March 31, 2011. The Fund owes the Advisor $109,928 for management fees as of March 31, 2011.

The Fund pays the Advisor a fee for all other normal operating expenses of 0.10% for Class I, 0.11% for Class N, and 0.11% for Class R.  For the year ended March 31, 2011, the Fund paid the Advisor a fee of $4,230 for Class I, $133,091 for Class N and $28 for Class R for the period December 29, 2010 through March 31, 2011.  The Fund owed the Advisor $13,515 at March 31, 2011, for administrative fees.

Distribution Agreement and Plan - The Fund has adopted a Distribution Plan pursuant to which the Fund paid broker-dealers for distributing Class N and Class R shares of the Fund.  This expense is limited to 0.25% of Class N average net assets and 0.50% of Class R average net assets.   For the year ended March 31, 2011, the Fund paid $301,926 for Class N and $128 for Class R for the period December 29, 2010 through March 31, 2011.

Thomas Forester is the control person of the Advisor and also serves as a trustee and officer of the Trust.  Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

4.) INVESTMENT TRANSACTIONS

For the year ended March 31, 2011, purchases and sales of investment securities other than short-term investments aggregated $53,311,963 and $28,520,812, respectively. Purchases and sales of options aggregated $24,161,559 and $18,118,996, respectively.

5.) PUT & CALL OPTIONS PURCHASED

As of March 31, 2011, the Fund had put options valued at $308,000.

Transactions in call and put options purchased during the year ended March 31, 2011, were as follows:

Number of

    Premiums

Contracts

        Paid

Options outstanding at March 31, 2010

       200

       $76,900

Options purchased

  28,920

  24,161,559

Options written

        -

            -

Options exercised

-

-

Options expired

  (1,770)

     (464,174)

Options terminated in closing purchase transaction

(26,350)

(23,196,285)

Options outstanding at March 31, 2011

    1,000

     $578,000

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2011 by the Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized (Loss)	Location	Unrealized Appreciation
Put Options Purchased	Realized Loss on Options	($5,541,463)	Net Change in Unrealized Depreciation on Options	($222,900)

6.) CAPITAL SHARE TRANSACTIONS

As of March 31, 2011, there were 250,000,000 shares of capital stock with a par value of $.001 authorized. The total par value and paid in capital totaled $130,608,706.  Transactions in capital stock were as follows:

	Year Ended March 31, 2011		Year ended March 31, 2010
CLASS N SHARES	Shares	Amount	Shares	Amount
Shares sold	7,110,191	$84,653,890	6,219,763	$67,444,503
Shares issued in reinvestment of dividends	79,856	965,455	86,403	1,004,001
Shares redeemed	(4,381,338)	(52,662,419)	(4,744,009)	(51,976,087)
Net increase	2,808,709	$32,956,926	1,562,157	$16,472,417

	Year Ended March 31, 2011		Year ended March 31, 2010
CLASS I SHARES	Shares	Amount	Shares	Amount
Shares sold	685,177	$8,321,037	98,041	$1,106,354
Shares issued in reinvestment of dividends	2,337	28,654	368	4,313
Shares redeemed	(121,294)	(1,511,996)	(288)	(3,387)
Net increase	566,220	$6,837,695	98,121	$1,107,280

	December 29, 2010 through March 31, 2011
CLASS R SHARES	Shares	Amount
Shares sold	26,315	$326,461
Shares issued in reinvestment of dividends	-	-
Shares redeemed	(4)	(48)
Net increase	26,311	$326,413

7.) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. As of March 31, 2011 the tax basis components of distributable earnings, unrealized appreciation (depreciation) and tax cost of investment securities, including short-term investments, were as follows:

Undistributed ordinary income

$   1,154,233

Capital loss carry forwards +

Expiring 3/31/2018

$      731,668

Expiring 3/31/2019

       932,573

Total Capital Loss Carry Forwards

$   1,664,241

Post-October capital loss deferrals

between 11/110 – 3/31/11 *

$   2,071,399

Gross unrealized appreciation on investment securities

$ 22,687,326

Gross unrealized depreciation on investment securities

(1,953,965)

Net unrealized appreciation on investment securities

$  20,733,361

Tax cost of investment securities,

including short-term investments **

$126,617,258

+The capital loss carry forward will be used to offset any capital gains realized by the Funds in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry forward remains

* These deferrals are considered incurred in subsequent year.

**The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

The tax character of distributions paid during the years ended March 31, 2011 and 2010 are as follows:

	2011	2010
Ordinary income:
Class N Shares	$1,025,001	$1,109,116
Class I Shares	28,700	4,313

On December 30, 2010 distributions of $.0904 and $.0512 per share were paid to Class N shareholders and Class I shareholders, respectively, aggregating $1,053,701 paid to shareholders of record on the same date, from net investment income.

8.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2011, National Financial Service LLC, in omnibus accounts, in aggregate, owned approximately 35.50% of the Fund and may be deemed to control the Fund. As of March 31, 2011, Charles Schwab & Company, Inc., in omnibus accounts, in aggregate, owned approximately 43.92% of the Fund and may be deemed to control the Fund.

9.) NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.  The implementation of the ASC did not have a material effect on the Fund’s financial disclosures contained in this report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors

The Forester Funds, Inc.

We have audited the accompanying statement of assets and liabilities of The Forester Value   Fund, (the "Fund"), a series of The Forester Funds, Inc., including the schedule of investments, as of March 31, 2011 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of March 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Forester Value Fund, a series of The Forester Funds, Inc., as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

May 25, 2011

Forester Value Fund
Expense Illustration
March 31, 2011 (Unaudited)

Expense Example

As a shareholder of the Forester Value Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2010 through March 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Forester Value Fund - Class N
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2010	March 31, 2011	October 1, 2010 through March 31, 2011

Actual	$1,000.00	$1,053.31	$6.40
Hypothetical (5% Annual Return before expenses)
	$1,000.00	$1,018.70	$6.29

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Forester Value Fund - Class I
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2010	March 31, 2011	October 1, 2010 through March 31, 2011

Actual	$1,000.00	$1,054.38	$5.07
Hypothetical (5% Annual Return before expenses)
	$1,000.00	$1,020.00	$4.99

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Forester Value Fund - Class R
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2010	March 31, 2011	October 1, 2010 through March 31, 2011

Actual	$1,000.00	$1,027.09	$7.33
Hypothetical (5% Annual Return before expenses)
	$1,000.00	$1,017.70	$7.29

* Expenses are equal to the Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Forester Value Fund - Class R
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	December 29, 2010	March 31, 2011	December 29, 2010 through March 31, 2011

Actual	$1,000.00	$1,027.09	$3.74
Hypothetical (5% Annual Return before expenses)
	$1,000.00	$1,009.05	$3.71

* Expenses are equal to the Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 93/365 (to reflect the one-half year period).

THE FORESTER VALUE FUND

DIRECTORS AND OFFICERS

MARCH 31, 2011 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 51	Director	Indefinite; Since Inception	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009. Prior to that he was a National Account Executive for American Hotel Supply for more than five years
Stanley Simpson 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 53	Director	Indefinite; Since March 2007	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 52	Director	Indefinite; Since March 2007	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the

Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 52	Director; President; Treasurer	Indefinite; Since Inception	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is considered "Interested” Director of the Fund as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

Each Director, except Mr. Forester, was paid a total fee of $5,000 for the year ended March 31, 2011.

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION

MARCH 31, 2011 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement - At a board meeting held on March 10, 2011 the Board of Directors, including a majority of independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreement, the Board considered:

•

the nature, extent and quality of the services provided by the Adviser

•

the investment performance of the Fund

•

the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

•

the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

•

the expense ratios of the Fund

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Fund. The Directors concluded that the Adviser was providing essential services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement. The Directors noted that in addition to the absolute performance of the Fund, they also noted that the Fund adhered to their investment style.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Fund and the expense ratio of the Fund was in the range of comparable mutual funds (1.25% Fund expense ratio versus a median of 1.28% for 1,360 funds in the Morningstar Large Value Category).  After discussion, Forester Capital Management, Ltd. was reappointed as the investment adviser to the Forester Value Fund, and that the investment advisory agreement is approved and extended for another year.

Forester Discovery Fund

ANNUAL REPORT

MARCH 31, 2011

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

FORESTER DISCOVERY FUND

Letter to Shareholders

Dear Fellow Shareholder:

We are pleased to have had another positive year in 2010 as the Federal Reserve continued to print money and bolster the equity markets.  We prefer to see solid markets underpinned by increasing corporate earnings, consumer income growth and strong balance sheets of companies, consumers and governments.  For calendar 2010 the Forester Discovery Fund returned 1.5% versus 7.8% for the MSCI EAFE Net and 15.6% for the S&P 500.  For the fiscal year ended March 31, 2011, the Discovery Fund returned 3.4% versus 10.4% for the MSCI EAFE Index (Net) and 15.7% for the S&P 500.  Since inception (9/9/99), the Discovery Fund has returned 4.6% annualized while the MSCI EAFE Index (Net) has returned 3.2% and the S&P 500 has returned 1.7% annualized.

2010 saw the Far East continue to expand while Greece and a few other European countries needed a bailout.

BT Group (British Telecom) lost customers in the recession and saw the value of its pension assets drop significantly.  In 2010, BT saw significant growth in customers as well as seeing its pension assets climb back.  This increased profitability and removed a major long-term drag of pension funding.  BT returned almost 70% for the fiscal year.

Royal Dutch Shell benefitted from the price of oil increasing from around $80 per barrel in March, 2010 to almost $110 by March, 2011.  Shell had above average production growth and continued their superior operating fundamentals.  RDS returned over 30% for the fiscal year.

Going forward we see some concerns on the horizon.  China’s massive stimulus last year has led to inflation which they are trying to tame by tapping the brakes on their economy.  Greece, which was bailed out last year is now needing more help.  There is concern that Greece may leave the Euro which would hurt the Euro and put pressure on the German and French banks and insurers that own Greek sovereign debt.  It looks to be an interesting year in Europe.

We will continue buying good stocks with exceptional appreciation potential.  We believe that if we are patient, this should lead to outsized investment returns over the longer term.  We believe that we are well positioned for this environment.

Thank you for investing with us.

Best wishes,

Thomas H. Forester, President

FORESTER FUNDS

THE FORESTER DISCOVERY FUND RETURNS

MARCH 31, 2011 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Discovery Fund	3.40%	7.49%	4.60%	$16,825
S&P 500 Stock Index	15.65%	2.63%	1.66%	$12,102
MSCI EAFE Index	10.42%	1.31%	3.21%	$14,408

Growth of $10,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Mar-99
Mar-00
Mar-01
Mar-02
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Discovery
S&P 500
MSCI EAFE

The chart assumes an initial gross investment of $10,000 made on 9/10/99 (inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER DISCOVERY FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2011 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio investments.

	Forester Discovery Fund
	Schedule of Investments
	March 31, 2011

Shares		Value

COMMON STOCKS - 55.46%

Basic Materials - 0.90%
1,050	Posco ADR *	$ 120,005

Consumer Discretionary - 8.36%
3,700	Delhaize Group ADR	302,253
17,500	Michelin ADR	295,925
17,390	Panasonic Corp. ADR	218,940
9,410	Sony Corp. ADR	299,520
		1,116,638
Consumer Staples - 9.30%
4,185	Diageo Plc. ADR	318,981
5,300	Fomento Economico Mexicano S. A. ADR	311,110
5,200	Imperial Tobacco Group Plc. ADR	323,232
9,460	Unilever Plc. ADR	289,665
		1,242,988
Energy – 5.15%
4,000	Eni Spa (Italy)	196,520
2,640	Royal Dutch Shell Plc ADR	192,350
5,100	Statoil ASA ADR	140,964
2,600	Total S A ADR	158,522
		688,356
Financial Services - 7.78%
11,485	Allianz SE ADR	161,824
6,100	Banco Santander S. A. ADR	71,431
3,130	Canadian Imperial Bank of Commerce (Canada)	270,338
4,200	Credit Suisse Group AG ADR	178,836
3,130	HSBC Holdings Plc. ADR	162,134
2,200	Toronto Dominion Bank NY (Canada)	194,898
		1,039,461
Health Care - 6.05%
5,840	Astrazeneca Plc. ADR	269,341
5,395	Novartis AG ADR	293,218
4,900	Teva Pharmaceutical Industries Ltd. ADR	245,833
		808,392
Industrial Goods - 5.90%
12,695	ABB Ltd. ADR	307,092
3,500	Siemens AG (Germany)	480,690
		787,782
Technology - 3.52%
16,975	Nokia Corp. ADR	144,457
5,310	SAP AG ADR	325,822
		470,279
Telecommunications - 6.56%
12,110	BT Group Plc. (United Kingdom)	364,269
11,270	Nippon Telegraph & Telephone Corp. ADR	253,462
9,000	Vodafone Group Public Ltd. Co. (United Kingdom)	258,750
		876,481
Utilities - 1.94%
5,400	National Grid Plc. ADR	259,416

TOTAL FOR COMMON STOCKS (Cost $6,497,984) - 55.46%		7,409,798

SHORT TERM INVESTMENTS - 44.48%
5,943,676	Fidelity Institutional Treasury 0.01% ** (Cost $5,943,676)	5,943,676

TOTAL INVESTMENTS (Cost $12,441,660) - 99.94%		13,353,474

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.06%		7,893

NET ASSETS - 100.00%		$ 13,361,367

ADR- American Depositary Receipt
* Non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2011.
The accompanying notes are an integral part of these financial statements.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.
These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of March 31, 2011, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 7,409,798	$ -	$ -	$ 7,409,798
Short-Term Investments:
Fidelity Institutional Treasury	5,943,676	-	-	5,943,676
	$ 13,353,474	$ -	$ -	$ 13,353,474

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Statement of Assets and Liabilities
March 31, 2011

Assets:
Investments in Securities, at Value (Cost $12,441,660)	$ 13,353,474
Receivables:
Shareholder Subscriptions	553
Dividends and Interest	24,698
Total Assets	13,378,725

Liabilities
Shareholder Redemptions	500
Due to Custodian	966
Due to Advisor	15,892
Total Liabilities	17,358

Net Assets	$ 13,361,367

Net Assets Consist of:
Paid In Capital	$ 12,574,603
Accumulated Undistributed Net Investment Income	9,903
Accumulated Realized Loss on Investments	(134,953)
Unrealized Appreciation in Value of Investments	911,814
Net Assets, for 1,014,464 Shares Outstanding	$ 13,361,367

Net Asset Value Per Share	$ 13.17

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Statement of Operations
For the year ended March 31, 2011

Investment Income:
Dividends (net of $24,465 of foreign tax withheld)	$ 200,787
Interest	609
Total Investment Income	201,396

Expenses:
Advisory Fees (Note 2)	177,623
Total Expenses	177,623

Net Investment Income	23,773

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(110,196)
Capital Gain Distribution from Underlying Investment	176
Change in Unrealized Appreciation on Investments	411,733

Net Realized and Unrealized Gain on Investments	301,713

Net Increase in Net Assets Resulting from Operations	$ 325,486

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Statements of Changes in Net Assets

	Years Ended
	3/31/2011	3/31/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 23,773	$ (10,280)
Net Realized Gain (Loss) on Investments	(110,196)	71,226
Capital Gain Distribution from Underlying Investment	176	-
Unrealized Appreciation on Investments	411,733	513,540
Net Increase in Net Assets Resulting from Operations	325,486	574,486

Distributions to Shareholders: (Note 6)
Net Investment Income	(13,870)	(1,386)
Realized Gains	-	(93,242)
Total Distributions Paid to Shareholders	(13,870)	(94,628)

Capital Share Transactions (Note 5)	(1,268,341)	13,642,794

Total Increase (Decrease)	(956,725)	14,122,652

Net Assets:
Beginning of Period	14,318,092	195,440

End of Period (Including Undistributed Net Investment Income of $9,903 and $0 respectively)
	$ 13,361,367	$ 14,318,092

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	3/31/2011	3/31/2010	3/31/2009	3/31/2008	3/31/2007

Net Asset Value, at Beginning of Year	$ 12.75	$ 10.11	$ 10.06	$ 10.11	$ 10.09

Income From Investment Operations:
Net Investment Income *	0.02	(0.02)	0.19	0.37	0.44
Net Gain (Loss) on Securities (Realized and Unrealized)	0.41	2.74	(0.09)	0.00	0.00
Total from Investment Operations	0.43	2.72	0.10	0.37	0.44

Distributions:
Net Investment Income	(0.01)	-	(0.05)	(0.42)	(0.42)
Realized Gains	-	(0.08)	-	-	-
Total from Distributions	(0.01)	(0.08)	(0.05)	(0.42)	(0.42)

Net Asset Value, at End of Year	$ 13.17	$ 12.75	$ 10.11	$ 10.06	$ 10.11

Total Return **	3.40%	26.95%	1.02%	3.70%	4.40%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 13,361	$ 14,318	$ 195	$ 39	$ 37
Ratio of Expenses to Average Net Assets:
Before Waivers	1.35%	1.35%	1.35%	1.35%	1.35%
After Waivers	1.35%	1.35%	0.00%	0.00%	0.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.18%	(0.12)%	1.89%	3.70%	4.30%
Portfolio Turnover	21.16%	171.22%	116.02%	0.00%	0.00%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2011

(1) ORGANIZATION

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares:   The Forester Value Fund and The Forester Discovery Fund.  The Company was incorporated as a Maryland corporation on April 7, 1999.  The accompanying financial statements are those of the Forester Discovery Fund (the "Fund").  The Fund commenced operations on September 10, 1999.

The objective of the Fund is to seek long-term growth of capital.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principals generally accepted in the United States of America.

SECURITY VALUATION

Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:00 p.m. Eastern time, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Unlisted securities that are not included in such System are valued at the quoted bid prices in the over-the-counter-market.   Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.   Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

Fair Value Pricing - The Board of Directors has delegated to Forester Capital Management, Inc. (the “Advisor”) responsibility for determining the value of Fund portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the vast majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculate its NAV as of the time those exchanges close.  The Fund typically does not invest in securities on foreign exchanges or in illiquid or restricted securities.  Accordingly, there may be very limited circumstances under which the Fund would ever hold a security that would need to be fair value priced.  Examples of when it would be likely that a portfolio security would require fair value pricing include but are not limited to:  if the exchange on which a portfolio security traded were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities' exchange had closed but before the Fund's NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the Advisor's calculations concerning security value could be wrong, and as a result, the Fund's NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Foreign currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2008-2011, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the period ended March 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold).   Interest income is recorded on the accrual basis.   Bond premiums and discounts are amortized in accordance with Federal income tax regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

USE OF ESTIMATES IN FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.   Actual results could differ from those estimates and assumptions.

SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

For the year ended March 31, 2011, Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund.   As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.35% based upon the average daily net assets of the Fund.   For the year ended March 31, 2011, the Advisor earned $177,623 for Advisory services.  The Fund owed the Advisor $15,892 for advisory fees at March 31, 2011.

DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to which the Fund may pay broker-dealers for distributing shares of the Fund.   This expense is limited to 1/4 of 1% of the Fund's average net assets.   For the year ended March 31, 2011, no such reimbursements were made.

(4) INVESTMENT TRANSACTIONS

Purchases and sales of securities, other than short-term investments, aggregated $1,480,555 and $2,031,379, respectively, for the year ended March 31, 2011.

(5) CAPITAL SHARE TRANSACTIONS:

As of March 31, 2011, there were 500,000,000 shares of capital stock with a par value of $.0001 authorized. The total paid in capital totaled $12,574,603. Transactions in capital stock were as follows:

	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	663,242	$8,368,597	1,718,280	$21,399,708
Shares issued in reinvestment of dividends	996	12,725	6,882	86,435
Shares redeemed	(773,127)	(9,649,663)	(621,137)	(7,843,349)
Net increase (decrease)	(108,889)	$(1,268,341)	1,104,025	$13,642,794

(6) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. As of March 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and tax cost of investment securities, including short-term investments, were as follows:

Undistributed ordinary income

$      23,773

Post-October capital loss deferrals

$     (32,316)

    between 11/1/10 - 3/31/11 (a)

Capital loss carryforward +

                            Expiring 3/31/2017

$   (111,943)

Gross unrealized appreciation on investments

 $  1,115,879

Gross unrealized depreciation on investments

      (204,065)

Net unrealized appreciation on investments

$     911,814

Tax cost of investments

$12,441,660

+The capital loss carryforwards will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

(a) These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid during the years ended March 31, 2011 and 2010 are as follows:

   2011

   2010

Ordinary income

$13,870

$  1,386

Short-term capital gain

$         -

$93,242

On December 30, 2010 a distribution of $.0137 per share, aggregating $13,870 was paid to shareholders of record on December 29, 2010, from ordinary income.

(7) NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.  The implementation of the ASC did not have a material effect on the Fund’s financial disclosures contained in this report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors

The Forester Funds, Inc.

We have audited the accompanying statement of assets and liabilities of The Forester Discovery    Fund, (the "Fund"), a series of The Forester Funds, Inc., including the schedule of investments, as of March 31, 2011 and the related statement of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of March 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Forester Discovery Fund as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania May 25, 2011

Forester Discovery Fund
Expense Illustration
March 31, 2011 (Unaudited)

Expense Example

As a shareholder of the Forester Discovery Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2010 through March 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2010	March 31, 2011	October 1, 2010 through March 31, 2011

Actual	$1,000.00	$1,057.27	$6.92
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.20	$6.79

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE FORESTER DISCOVERY FUND

DIRECTORS AND OFFICERS (UNAUDITED)

MARCH 31, 2011

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 612 Paddock Lane Libertyville, IL 60048 Age: 51	Director	Indefinite; 11 years	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009. Prior to that he was a National Account Executive for American Hotel Supply for more than 5 years.
Stanley Simpson 612 Paddock Lane Libertyville, IL 60048 Age: 53	Director	Indefinite; 4 year	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 612 Paddock Lane Libertyville, IL 60048 Age: 52	Director	Indefinite; 4 year	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the

Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 612 Paddock Lane Libertyville, IL 60048 Age: 52	Director; President; Treasurer	Indefinite; 11 years	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is a director who is an "interested person" of the Fund by virtue of being an officer of the Fund.  Mr. Forester is also an officer of the investment manager.

Each Director, except Mr. Forester, was paid a total fee of $5,000 for the year ended March 31, 2011.

THE FORESTER DISCOVERY FUND

ADDITIONAL INFORMATION

MARCH 31, 2011 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement - At a board meeting held on March 10, 2011 the Board of Directors, including a majority of independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreement, the Board considered:

•

the nature, extent and quality of the services provided by the Adviser

•

the investment performance of the Fund

•

the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

•

the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

•

the expense ratios of the Fund

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Fund. The Directors concluded that the Adviser was providing essential services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement. The Directors noted that in addition to the absolute performance of the Fund, they also noted that the Fund adhered to their investment style.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Fund and the expense ratio of the Fund was in the range of comparable mutual funds (1.35% Fund expense ratio versus a median of 1.51% for 111 funds in Morningstar World Allocation Fund Category).  After discussion, Forester Capital Management, Ltd. was reappointed as the investment adviser to the Forester Discovery Fund, and that the investment advisory agreement is approved and extended for another year.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Thomas Forester is an audit committee financial expert.  Thomas Forester is not independent for purposes of this Item 3.  Mr. Forester is considered an expert due to education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2011

$  18,000

FY 2010

$  18,000

(b)

Audit-Related Fees

Registrant

FY 2011

$ 0

FY 2010

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2011

$ 1,800

FY 2010

$ 3,000

Nature of the fees:

Tax filing and preparation.

(d)

All Other Fees

Registrant

FY 2011

$ 0

FY 2010

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(2) During 2011, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.  Applies to closed-end funds only.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FORESTER FUNDS, INC.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date June 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date June 7, 2011